UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 24, 2008
Date of report (Date of earliest event reported)
IMAX Corporation
(Exact Name of Registrant as Specified in Its Charter)

Canada	0-24216	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1
                (Address of Principal Executive Offices)           (Postal Code)
(905) 403-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On September 24, 2008, IMAX Corporation (the “Company”) drew $10.0 million of funds under its loan agreement for a secured revolving credit facility (the “Credit Facility”), dated February 6, 2004 and as amended on June 30, 2005, May 16, 2006, September 30, 2007, December 5, 2007 and May 5, 2008, between the Company and Wachovia Capital Finance Corporation (Canada), as lender. The borrowing brings the cumulative amount of drawdowns outstanding under the Credit Facility to $20.0 million, as the Company previously drew $10.0 million under the Credit Facility on July 17, 2008. These funds will be used for general corporate purposes, inventory purchases and prospective capital funding requirements associated with its joint revenue sharing arrangement roll-out. Borrowings under the Credit Facility bear interest at the applicable prime rate or LIBOR plus an applicable margin as specified in the Credit Facility and are collateralized by a first priority security interest in all of the current and future assets of the Company. Payments of the principal amounts of borrowings under the Credit Facility are due no later than October 31, 2010. The Company currently has approximately $10.4 million remaining under the Credit Facility.
     The foregoing description of the Credit Facility and the drawdown is qualified in its entirety by reference to the Loan Agreement, dated February 6, 2004, filed as Exhibit 10.22 to the Company’s registration statement on Form S-4 filed on February 27, 2004, the First Amendment to the Loan Agreement, dated June 30, 2005, filed as Exhibit 10.22 to the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2005 filed on August 4, 2005, the Second Amendment to the Loan Agreement, dated May 16, 2006, filed as Exhibit 10.27 to the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2006 filed on August 9, 2006, the Third Amendment to the Loan Agreement, dated September 30, 2007, filed as Exhibit 10.26 to the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2007 filed on November 9, 2007, the Fourth Amendment to the Loan Agreement, dated December 5, 2007, filed as Exhibit 10.30 to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007 filed on March 17, 2008, and the description of the Fifth Amendment to the Loan Agreement, dated May 5, 2008, contained in the Company’s current report on Form 8-K filed on May 9, 2008, all of which are incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation (Registrant)
Date: September 26, 2008	By:	/s/ Richard L. Gelfond
		Name:	Richard L. Gelfond
		Title:	Co-Chairman and Co-Chief Executive Officer